Exhibit 99.1
ProAssurance KEEFE, BRUYETTE & WOODS 2005 INSURANCE CONFERENCE September 8, 2005 Mr. Victor T. Adamo President & COO Mr. Edward L. Rand, Jr. Chief Financial Officer Mr. Frank B. O'Neil Investor Relations Officer

Caution Regarding Forward Looking Statements This presentation contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events, including our proposed transaction with NCRIC Group, Inc. These estimates and events are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions, whether used on a slide or in speakers' remarks, are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this presentation clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including the most recent Form 10K for the year ended December 31, and Form 10Q for the most recent quarter. You should also refer to our Form 8K filed February 28, 2005 for specific Cautions and Risk Factors regarding our proposed transaction with NCRIC Group. Financial data for the medical malpractice segment for all periods prior to June, 2001 reflects Medical Assurance, Inc. data only, except where noted. 1

ProAssurance Overview o Market Cap: $1.4 Billion o Gross Premiums: $790 million in 2004 o Assets: $3.4 billion o Specialty insurer diversified by product & geography o Experienced, invested management PROFESSIONAL LIABILITY PERSONAL LINES o 73% of Premiums o Fourth Largest Writer of Med Mal o The Industry's Blue Chip Company o 27% of Premiums o Targeting the Michigan Education Community o Significantly Outperforms Peers 2

Experienced, Stable Management Name Position Years at Company(1) Years in Industry(1) Derrill Crowe, M.D. Chairman & CEO 28 28 Victor Adamo President & COO 20 25 Jeff Bowlby Sr. Vice President / Marketing 7 21 Paul Butrus Vice Chairman 26 26 Howard Friedman Chief Underwriting Officer / Actuarial 9 25 Lynn Kalinowski President & CEO - MEEMIC 13 31 James Morello Chief Accounting Officer 21 21 Frank O'Neil Sr. Vice President / IR 18 18 Ned Rand Chief Financial Officer 1 13 Christine Schmitt Chief Financial Officer / MEEMIC 13 26 Darryl Thomas Sr. Vice President / Claims 11 21 Average 15 23 Management is aligned with shareholders-Directors & Officers own 11% (1) At September 1, 2005 3

Professional Liability The Core of ProAssurance ProAssurance(R) Medial Assurance ProNational Insurance Company NCRIC, Inc. Red Mountain Casualty 4

Professional Liability

Medical Assurance | ProNational Insurance Company | NCRIC Inc. | Red Mountain Casualty

- Insuring 30,000 physicians and dentists in 22 states and DC
  - Majority of insureds are smaller groups and solo practitioners
  - Also insuring hospitals and other healthcare providers
- Superior results through careful underwriting, proper pricing and effective claims handling

Statutory Adjusted Loss Ratio*

Medical Malpractice



PRA
109.7%
US Industry
124.3%

Three Year Average 2001-2003

*Source: A. M. Best Aggregates & Averages Medical Malpractice Predominating

ProAssurance

5

Professional Liability Medial Assurance ProNational Insurance Company NCRIC, Inc. Red Mountain Casualty o Our focus is on the bottom line o We grow through M&A and careful expansion o Confident in current reserve levels o Rated "A-" by A. M. Best, S & P and Fitch Gross Written Premiums (millions) 4 Year CAGR: 18.0% $349 $462 $543 $574 2001 2002 2003 2004 6

Regional Operating Structure National Scale...Regional Orientation States of Origin or Acquisition Expansion States Claims Offices Claims / Underwriting Offices Corporate Headquarters o Consolidated financial strength is unmatched in our niche o Corporate strategy applied locally to underwriting & claims o Local knowledge crucial to understanding legal environment o Local presence preserves long-term customer relationships 7

Regional Operating Structure

NCRIC is an ideal fit in the ProAssurance operating model



States of Origin or Acquisition
Expansion States
NCRIC States
Claims Offices
Claims / Underwriting Offices
Corporate Headquarters

- Adding NCRIC strengthens our mid-Atlantic presence
  - ~4,000 policyholders
- We retain local knowledge in key operational positions
- Similar corporate culture eases integration

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Market Leadership We are the foremost writer in our states of operation Leading Market Share Top 5 Market Share Top 10 Market Share Growing Market Share o We are market leaders in AL, DE, DC, OH and VA o We continue to grow within our market footprint o Opportunities for M&A will present themselves 9

We Created a Leader Through Consolidation



1995: Consolidation of: Physicians Ins Co of Indiana
Assumed business of: Physicians Ins Co of Ohio
1996: Consolidation of: Missouri Medical Ins Co
1994: Consolidation of: West Virginia Hosp. Ins Co.
1999: Assumed business of: Medical Defense Associates (MO)
Mutual Assurance
Medical Assurance
2005: Consolidation of: NCRIC Group
Founding in the 1970's
1997: Affiliated with: MEEMIC
ProAssurance
June, 2001
Physicians Ins. Co. of Michigan
Professionals Group
1995: Assumed business of: Associated Physicians Ins Co. (IL)
1998: Consolidation of: Physicians Protective Trust Fund (FL)
1996: Assumed business of: American Medical Ins Exchange (IN)
2004: Purchased Selected Renewal Rights from: OHIC Insurance Company

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Claims Defense Drives Us We try more cases than any company in our line of business 2002 2003 2004 360 391 528 o Driven from the top of the organization o Our long-term competitive advantage o Aggressive defense of non-meritorious claims o Generates lower costs and higher loyalty 11

Closed Claim Outcome Comparison Dropped or Dismissed Defense Verdict Plaintiff Verdict Settled Favorable Outcomes: 83.3% 69.3% 14.0% 12.3% 4.4% ProAssurance, 2004 Favorable Outcomes: 76.4% 70.8% 5.6% 1.1%% 22.5% Industry Data, 2004* *Source: Physician Insureres Association Data Sharing Project 12

Average Indemnity Comparison Weighted Average Indemnity Per Closed Claim $63,399 $76,809 ProAssurance, 2004 Industry Data, 2004* *Source: Physician Insurers Association Data Sharing Project 13

Three-Year Loss Ratio Comparisons Average Statutory Loss Ratio 2001-2003 Our ability and willingness to defend claims allows us to achieve better results PRA 109.7% US Industry 124.3% Legal Payments Loss Payments 55.8% 36.0% 53.9% 88.3% 14

Professional Liability Combined Ratio PL Industry PRA PL Only Combined Ratio 1999-2004 Measures overall Operating Success 1999 2000 2001 2002 2003 2004 129.7% 133.8% 154.2% 142.5% 135.2% 128.1% 24.5% 21.7% 22.5% 19.1% 16.7% 63.7% 87.7% 95.3% 93.9% 88.4% 88.2% 109.4% 125.2% 124.5% 111.6% 104.8% *Source: ProAssurance Statutory Filings and A. M. Best Statutory Results 15

Pricing and Underwriting Review o Average renewal rate increase: 12% YTD o Premium levels affected by: o Lower limits being purchased o Business mix changing, exposures growing in lower-cost states o New insureds balance out non-renewals o We are maintaining our margins at levels that meet our ROE targets 16

Looking Ahead o Adding insureds through careful growth in existing markets o M&A opportunities are being created now o Start-ups are underpricing to win business o Many companies remain undercapitalized o We are generating capital to sustain expected growth 17

Looking Ahead o Federal tort reform remains uncertain o State-by-state reforms o Passed in many form in many states o GA, FL, OH, PA, TX & WV) o Long-term effectiveness yet to be proven o No judicial review yet--could be found unconstitutional o Wisconsin's were recently struck down after ten years o Reforms under discussion in many states o ProAssurance's business plans do not depend on tort reform 18

Professional Liability Summary o Financial Strength o Permits cost-effective reinsurance decisions o Secures high ratings and customer confidence o Industry leading defense results o Proven reserve integrity o Management's experience o Demonstrated M & A capability 19

Personal Lines Proven, Consistent Results ProAssurance MEEMIC

Personal Lines: MEEMIC o Primarily personal auto (81%) o Also homeowners and boat o Targets teachers and the educational community o Careful underwriter in a preferred market o Peer-to-peer selling model provides a solid foundation Direct Written Premiums (millions) 5 Year CAGR: 13.5% 2000 2001 2002 2003 2004 $130 $142 $174 $197 $216 21

Personal Lines Snapshot o Ten straight years of underwriting profitability o Consistently outperforms the industry in Michigan o Expansion into Wisconsin underway o Rated "A-" by A. M. Best Superior Results Statutory Adjusted Loss Ratio* Private Passenger Auto 85.3% MI Industry 69.8% MEEMIC Five Year Average 2000-2004 *Source: A. M. Best 22

Industry-Leading Results GAAP Combined Ratio 5 Year Average of 88.4% Expense Ratio Loss Ratio 65.2% 23.7% 70.3% 23.8% 64.6% 23.1% 65.8% 22.1% 61.3% 22.1% Source: A. M. Best 23

MEEMIC: Steady Growth o Sustaining premium growth in a softening market o Up 4.4% YTD o Up 10% for 2004 o Up 13% for 2003 o Increasing value of cars and homes insured o Sustained policyholder growth in all lines 24

Financial Overview The Heart of ProAssurance ProAssurance(R) 25

Financial Highlights Cash Flow from Operations 2000 $36.3 2001 $61.3 2002 $177.0 2003 $282.8 2004 $373.5 o Consolidated Combined Ratio continues to decrease o 95.5% YTD o Return on Equity reaching our targets o 15.5% YTD o Solid bottom line growth o Cash flows at all time high Merger Created ProAssurance in June 2001 26

Key Objective: 12%-14% ROE o ROE targets drive our ultimate consolidated combined ratio goals o Professional Liability: 96% or lower o Personal Lines: 94% or lower o Combined Ratio History o 2005: <99.2% (goal) o 2004: 99.2% o 2003: 105.1% o 2002: 113.0% 27

Combined Ratio Returning to Historic Norms o Consolidated Underwriting Profitability in Q4, 2004 o Both Lines Reached Underwriting Profitability in Q2, 2005 Results First Reflect Dramatic Increases in Losses and Loss Costs 92.3% 89.6% 85.9% 102.8% 119.1% 116.0% 109.1% 101.2% 97.5% 93.5% 100% Q1, 1998 Q1, 1999 Q1, 2000 Q1, 2001 Q1, 2002 Q1, 2003 Q1, 2004 Q1, 2005 Earnings per Diluted Share, Medical Assurance, Inc. Data Prior to Q3, 2001 28

Will History Repeat Itself-Again? Premium Developed Loss Millions Industry Data 12/31/2001 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 29

Will History Repeat Itself-Again? Premium Developed Loss Millions Industry Data 12/31/2001 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 30

Will History Repeat Itself-Again? Premium Developed Loss Millions Industry Data 12/31/2001 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Premiums In Millions 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Industry Data 31

Consisten Growth in Book Value per Share Annual stock price performance of PRA and predecessors is 18.9% since inception in September, 1991 CAGR (9/91 - 2004) 14.3% 1991 $3.67 1993 $6.27 1995 $8.56 1997 $11.57 1999 $13.92 2001 $16.02 2003 $18.77 2004 $20.92 YTD 2005 $22.49 32

Consistent Growth in Our Asset Base Total Assets in Millions o Assets Increased Dramatically When ProAssurance Was Created in 2001 1991 $3.67 $381 1993 $6.27 $508 1995 $8.56 $720 1997 $11.57 $1,063 1999 $13.92 $1,118 2001 $16.02 $2,238 2003 $18.77 $3,239 2004 $20.92 $3,409 YTD 2005 $22.49 At December 31 Each Year, Audited except for YTD 2005 33

EPS Reflect Pricing and Underwriting Actions Results First Reflect ProAssurance's Pricing and Underwriting Discipline Results First Reflect Dramatic Increases in Losses and Loss Costs Loss Attributable to One Time Securities Impairment $0.11 $0.14 -$0.18 $0.22 $0.52 $0.71 $0.88 Q3, 2001 Q1, 2002 Q1, 2003 Q1, 2004 Q1, 2005 Earnings per Diluted Share 34

Returning Our ROE to Acceptable Levels o Cumulative ROE at each quarter end Attributable to One Time Securities Impairment Annualized Net Income / Average Shareholder's Equity 2.9% 3.6% 0.1% 5.0% 11.4% 14.4% 15.5% Q3, 2001 Q1, 2002 Q1, 2003 Q1, 2004 Q1, 2005 35

Our Opportunities o Leader in medical malpractice industry o Organic growth and M&A expansion o Proven platform with regional operating approach o Attractive niche personal lines business o Experienced management team focused on driving returns o Conservative financial position 36

Supplemental Financial Data ProAssurance(R) 37

High Quality, Liquid Investment Portfolio o Conservative portfolio o No derivatives o Managed by outside advisors o Average fixed maturity duration of 3.8 years o High quality fixed income portfolio o Weighted average rating of "AA" o 98.4% investment grade o Avg. tax-equivalent yield: 4.9% o Net unrealized gain: $30.5 mln o Affected by recent interest rate movement o No Katrina exposure Total = $2.6 billion Cash 3% Other 2% Equities 1% Fixed Securities 94% June 30, 2005, Unaudited 38

Balance Sheet Progression in millions Y-Y Q2 2005 2004 2003 Change Total Assets $ 3,409 $ 3,239 $ 2,879 13% Cash & Invested Assets $ 2,653 $ 2,485 $ 2,103 18% Total Policy Liabilities $ 2,538 $ 2,413 $ 2,173 11% Shareholders' Equity $ 661 $ 611 $ 546 12% Balance Sheet Strength Sets ProAssurance Apart 39

2004 Income Statement vs. 2003 Y-over-Y 2004 2003 Change Gross Premiums Written $ 789.7 $ 740.1 7% Net Investment Income 87.2 73.6 19% Total Revenue 794.6 709.6 12% Total Expenses 697.1 659.3 6% Net Income $ 72.8 $ 38.7 88% Net Income/Share (diluted) $ 2.37 $ 1.32 80% Cash from Operations $ 373.5 $ 282.8 32% December 31, 2004, Audited 40

Q2 Income Statement Comparison in millions, except per share data Y-over-Y 6/30/05 6/30/04 Change Gross Premiums Written $ 377.0 $ 382.5 -1% Net Investment Income 51.6 40.5 27% Total Revenue 403.3 380.8 6% Total Expenses 335.0 338.7 -1% Net Income $ 49.4 $ 31.8 55% Net Income/Share (diluted) $ 1.58 $ 1.04 52% Cash from Operations $ 181.6 $ 171.6 6% June 30, 2005, Unaudited 41

Q2, 2005 Income by Segment in millions, except per share data Professional Personal Liability Lines Consolidated Gross Premiums Written $ 267.4 $ 109.6 $ 377.0 Net Investment Income 44.4 6.1 51.6 Total Revenue 300.0 102.2 403.3 Total Expenses 252.7 78.1 335.0 Net Income $ 49.4 Net Income/Share (diluted) $ 1.58 Cash from Operations $ 181.6 June 30, 2005, Unaudited 42